EXHIBIT 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED DISCOVERY COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Amended and Restated Discovery Collaboration and License Agreement (“First Amendment”) is made and entered into, effective as of [______], 2021 (“First Amendment Effective Date”), by and between Harpoon Therapeutics, Inc., a Delaware corporation (“Harpoon”), and AbbVie Biotechnology Ltd., a Bermuda corporation (“AbbVie”). Harpoon and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, AbbVie and Harpoon entered into that certain Discovery Collaboration and License Agreement (the “Original Agreement”) effective as of October 10, 2017 (the “Effective Date”), as amended by that certain First Amendment to the Discovery Collaboration and License Agreement effective as of April 3, 2019, under which Harpoon granted a license to AbbVie under certain intellectual property rights with respect to the development of T-Cell Receptor Constructs (as defined therein) to develop and commercialize Licensed Products (as defined therein);

WHEREAS, the Parties amended and restated the Original Agreement, as amended, in accordance with the Amended and Restated Collaboration and License Agreement (the “Amended Agreement”) effective as of 20 November, 2019 (the “Amended Effective Date”) to, among other things, (a) increase the number of additional targets which AbbVie has the right to nominate under the Agreement and (b) expand the scope of the Agreement to cover Antibody Constructs, in each case, in accordance with the terms and conditions set forth therein;

WHEREAS, Harpoon has [*], therefore, the Parties now desire to extend the Amended Agreement to include the ProTriTac Constructs, as set forth below; and

WHEREAS, Section 14.9 of the Amended Agreement provides that the Amended Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Amended Agreement as set forth in this First Amendment.

1.

DEFINITIONS
a.
Capitalized Terms. Capitalized terms used in this First Amendment shall have the meanings set forth in the Amended Agreement, unless otherwise defined in in this First Amendment. Except as expressly modified by this First Amendment, the remainder of the Amended Agreement shall remain in force in accordance with its terms and without further modification.
2.

amendments

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a.
Amendment of Section 1.2. Section 1.2 “AbbVie Background Know-How” of the Amended Agreement is hereby amended in its entirety as follows:

1.2 “AbbVie Background Know-How” means all Information that is (a) not generally known, (b) developed or invented as a result of performing activities outside the scope of this Agreement, and (c) either (i) Controlled by AbbVie or any of its Affiliates on the Effective Date or during the Term and reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Discovery T-Cell Receptor, Discovery T-Cell Receptor Construct or a Licensed Product containing or comprising a Discovery T-Cell Receptor Construct or (ii) Controlled by AbbVie or any of its Affiliates on the Amended Effective Date or thereafter during the Term and reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Discovery Antibody, Discovery Antibody Construct or a Licensed Product containing or comprising a Discovery Antibody Construct. For clarity, AbbVie Background Know-How includes such Information Controlled by AbbVie that is related to (1) a Discovery T-Cell Receptor existing prior to the Effective Date or developed or invented thereafter as a result of performing activities outside the scope of the activities contemplated by this Agreement or (2) a Discovery Antibody existing prior to the Amended Effective Date or developed or invented thereafter as a result of performing activities outside the scope of the activities contemplated by this Agreement and in each case (clauses (1) and (2)) shall exclude such Information Controlled by AbbVie that is related to TriTAC Constructs and ProTriTAC Constructs.

b.
Amendment of Section 1.21. Section 1.21 “Antibody Construct” of the Amended Agreement is hereby amended in its entirety as follows:

1.21 “Antibody Construct” means a TriTAC Construct or ProTriTAC Construct [*].

c.
Amendment of Section 1.57.2. Section 1.57.2 of the Amended Agreement is hereby amended to add the following language immediately following Section 1.57.2:

1.57.2 the research plan setting forth the activities (and estimated timelines) for (a) [*] and (b) [*], such plans attached as Schedule 1.57 and identified as “Discovery Research Plan for Discovery Antibody Sequences,” as the same may be amended from time to time in accordance with the terms hereof (the “Antibody Discovery Research Plan”), provided that [*], but shall not include [*].

d.
Amendment of Section 1.82. Section 1.82 “Harpoon Platform” of the Amended Agreement is hereby amended in its entirety as follows:

1.82 “Harpoon Platform” means Information, Patents and other intellectual property rights that are:

1.82.1 (a) Controlled by Harpoon or any of its Affiliates on the Effective Date or during the Term and (b) [*], including (i) [*] and (ii) [*]; or

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1.82.2 (a) Controlled by Harpoon or any of its Affiliates on the Amended Effective Date or thereafter during the Term and (b) [*] (i) [*] and (ii) [*].

For the purposes of clarity, Harpoon Platform or any component of the Harpoon Platform does not include Information, Patents and other intellectual property rights that [*].

e.
Addition of New Subsection 1.136A. A new Section 1.136A is added to the Amended Agreement to insert the definition of “ProTriTAC Construct” immediately following Section 1.136 as follows:

1.136A “ProTriTAC Construct” means [*] (a) [*], (b) [*], and (c) [*].

f.
Amendment of Section 1.148. Section 1.148 “T-Cell Receptor Construct” of the Amended Agreement is hereby amended in its entirety as follows:

1.148 “T-Cell Receptor Construct” means a TriTAC Construct or ProTriTAC Construct comprising or incorporating a T-Cell Receptor as the domain that binds to a TCR Target.

g.
Addition of New Section 2.1.6. A new Section 2.1.6 is added to the Amended Agreement as follows:

2.1.6 Within [*] following [*], AbbVie shall [*] the Discovery Research Activities for such Accepted Target [*]. For clarity, [*].

h.
Amendment of Section 2.2. Section 2.2 [*] is hereby amended in its entirety as follows:

2.2 [*]

i.
Amendment of Section 2.3. Section 2.3 [*] of the Amended Agreement is hereby amended in its entirety as follows:

2.3 [*]

j.
Amendment of Section 6.8.4. A new Section 6.8.4 is hereby added to the Amended Agreement as follows:

6.8.4. Without limiting Section 6.8.3, from the First Amendment Effective Date until [*] after the Amended Effective Date, Harpoon shall not, and shall cause its Affiliates not to [*], or is intended for use against, [*] or otherwise [*] any other action that would preclude a [*].

3.

MISCELLANEOUS
a.
Certain Representations of Harpoon. Harpoon hereby represents and warrants to AbbVie, as of the First Amendment Effective Date, that the Patents set forth in the updated Schedule 11.2.1 attached as Exhibit A to this First Amendment are [*], excluding [*].

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b.
Amendment of the Discovery Research Plans. [*] following the First Amendment Effective Date, the Parties will [*]. If [*], then the Parties shall promptly cooperate in good faith following [*] to agree upon amendments to [*] to include [*]. The Parties will [*] to agree upon [*] no later than [*] following the Target Acceptance Date for the applicable Accepted Target.
c.
No Waiver. Nothing in this First Amendment is intended to operate as a waiver of any claims either Party may have against the other Party arising prior to the date of this First Amendment under the Amended Agreement. Any delay in enforcing a Party’s rights under this First Amendment or the Amended Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this First Amendment or the Amended Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.

Miscellaneous. This First Amendment shall be governed by and construed in accordance with the laws of [*], excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction; provided, that all questions concerning (a) inventorship of Patents under this Agreement shall be determined in accordance with Section 8.1.4 of the Amended Agreement and (b) the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods. Except as specifically amended by this First Amendment, the terms and conditions of the Amended Agreement shall remain in full force and effect. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures. Except to the extent expressly provided herein, the Amended Agreement, as amended by this First Amendment, including all appendices, exhibits and schedules to each of the foregoing, sets forth the entire agreement and understanding between the Parties with respect to the subject matter of the Amended Agreement and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including the Prior NDA and the Original Agreement, as previously amended).

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IN WITNESS WHEREOF, Harpoon and AbbVie have executed this First Amendment by their respective officers hereunto duly authorized, on the day and year hereinafter written. The Parties acknowledge and agree that the signature date may not be the First Amendment Effective Date.

HARPOON THERAPEUTICS, INC.	ABBVIE BIOTECHNOLOGY LTD.
By: Name: Title:	By: Name: Title:

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EXHIBIT A

Schedule 11.2.1

{4 pages omitted}

[*]

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[*]

Single Domain Serum Albumin Binding Protein	EP1780300.0	19-May-2017

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[*]

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[*]

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